UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2011

Digital River, Inc.

(Exact name of registrant as specified in charter)

Delaware	000-24643	41-1901640
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9625 West 76th Street, Eden Prairie, MN		55344
(Address of principal executive offices)		(Zip Code)

(952) 253-1234

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 8, 2011, Stefan Schulz accepted an offer to serve as the Company’s Chief Financial Officer. It is anticipated Mr. Schulz will commence employment on August 8, 2011.

Mr. Schulz, age 44, has served as Chief Financial Officer and Principal Financial Officer of Lawson Software, Inc. since January 2010. Mr. Schulz joined Lawson Software, Inc. in October 2005 and previously held the positions of Senior Vice President of Finance and Principal Accounting Officer as well as Senior Vice President and Global Controller at Lawson Software, Inc. Mr. Schulz worked for BMC Software from 1993 until joining Lawson Software in 2005. While at BMC Software, Mr. Schulz served as Vice President of Global Revenue Operations from May 2004 until October 2005 and Corporate Controller from 2001 until 2004. Mr. Schulz graduated from Lamar University with a B.B.A degree in accounting and is an inactive CPA.

The terms of Mr. Schulz’s employment were approved by the compensation committee of the Company’s board of directors. As specified in an offer letter to Mr. Schulz, he will receive the following compensation:

Initial annualized base salary: $300,000

Annual cash incentive: Mr. Schulz will participate in the Company’s Incentive Bonus Plan. He will initially have a target bonus opportunity equal to 100% of his base salary. Mr. Schulz’s bonus payment for our 2011 fiscal year will be pro-rated based on the date his employment commences. The Company has guaranteed Mr. Schulz that he will receive a minimum of 50% of his pro-rated targeted 2011 bonus. In addition, the Company has agreed to pay Mr. Schulz a $50,000 signing bonus.

Long Term Incentive: Mr. Schulz will be recommended to receive an award of 25,000 restricted shares of our common stock (the “Restricted Shares”) under our 2007 Equity Incentive Plan at the September meeting of the Company’s compensation committee. The Restricted Shares will vest in four equal installments upon each anniversary of the date of grant.

The press release announcing Mr. Schulz’s employment, which is included as Exhibit 99.1 to this current report, is also incorporated by reference into this Item 5.02.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated July 13, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Digital River, Inc.

Date: July 13, 2011	By:	/s/ Thomas M. Donnelly
Thomas M. Donnelly
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated July 13, 2011.